June 28, 2013,
as revised August 6, 2013

Lazard Funds Prospectus

	Institutional Shares	Open Shares
Emerging Markets	LETIX	LETOX
Lazard Explorer Total Return Portfolio
US Fixed Income
Lazard US Short Duration Fixed Income Portfolio	UMNIX	UMNOX
Lazard US Corporate Income Portfolio	LZHYX	LZHOX

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

 Lazard Funds Table of Contents

▲

2	Summary Section	Carefully review this important section for
2	Lazard Explorer Total Return Portfolio	information on the Portfolios’ investment
6	Lazard US Short Duration Fixed Income Portfolio	objectives, fees and past performance and a
11	Lazard US Corporate Income Portfolio	summary of the Portfolios’ principal investment
15	Additional Information about the Portfolios	strategies and risks.
16	Additional Information About Principal Investment Strategies and	Review this section for additional information
	Principal Investment Risks	on the Portfolios’ principal investment
strategies and risks.
18	Fund Management	Review this section for details on the people and
18	Portfolio Management	organizations who oversee the Portfolios.
19	Biographical Information of Principal Portfolio Managers
19	Administrator
19	Distributor
19	Custodian
20	Shareholder Information	Review this section for details on how shares
20	General	are valued, how to purchase, sell and exchange
20	How to Buy Shares	shares, related charges and payments of
23	Distribution and Servicing Arrangements	dividends and distributions.
23	How to Sell Shares
24	Investor Services
25	General Policies
25	Account Policies, Dividends and Taxes
27	Financial Highlights	Review this section for recent financial information.
30	Other Performance of the Investment Manager
	Back Cover	Where to learn more about the Portfolios.

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 Lazard Funds Summary Section

▲

Lazard Explorer Total Return Portfolio

Investment Objective

The Portfolio seeks total return from current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”).

	Institutional Shares	Open Shares

Shareholder Transaction Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.30%	.35%

Total Annual Portfolio Operating Expenses	1.30%	1.60%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Institutional Shares	$132	$412

Open Shares	$163	$505

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

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Principal Investment Strategies

The Portfolio utilizes a flexible total return investment strategy. It typically invests primarily in debt securities issued or guaranteed by governments, government agencies or supranational bodies, forward contracts, including non-deliverable forward contracts, credit default swap agreements (on an index or basket of securities or a single security), interest rate swap agreements and foreign currency options, debt securities issued by companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds; short- and medium-term obligations and other fixed-income obligations. The Portfolio may also invest in certain other types of securities, such as convertible securities, commercial paper, and collateralized debt obligations. At certain times, based on the currently existing market environment, Lazard Asset Management LLC (the “Investment Manager”) may not believe it is able to find sufficient opportunities to invest in these types of securities and may determine to tactically shift the Portfolio to invest substantially in money market instruments, such as short-term US Treasury securities and certificates of deposit. The securities in which the Portfolio invests may be denominated in any currency.

The Portfolio typically focuses its investments in securities of that are economically tied to emerging market countries. Emerging market countries include all countries not represented by the Morgan Stanley Capital International (“MSCI®”) World Index. The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio is not limited to securities of any particular quality or investment grade and, as a result, the Portfolio may invest significantly in securities rated below investment grade (lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Ratings Group (“S&P”)) (“junk bonds”) or securities that are unrated. Additionally, the Portfolio is not restricted to investments in securities of any particular maturity or duration. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Investment Manager expects to actively increase and decrease the Portfolio’s exposures to emerging market securities and currencies, and to significantly utilize derivatives. The Portfolio expects to utilize the following types of derivatives: forward contracts (including non-deliverable forward contracts, which settle in cash based on the difference between the agreed upon contract price or rate and the prevailing spot price or rate on an agreed notional amount), credit default swap agreements (including credit default swap agreements on an index or basket of securities or a single security), interest rate swap agreements and foreign currency options. Derivative positions may represent a substantial investment exposure through the economic leverage embedded in these positions. Although the Portfolio does not have a history of operations, based on the portfolios of other clients of the Investment Manager managed in a strategy similar to that to be employed for the Portfolio, the aggregate notional amount of derivative positions may typically be expected to range from 20% to 70% of the Portfolio’s assets. The Investment Manager may change the Portfolio’s investment exposures frequently, and positions may be held for only a short period of time as the Investment Manager seeks to add value in different market environments in pursuit of the Portfolio’s total return objective. However, there is no guarantee that the Portfolio will achieve its investment objective, and an investment in the Portfolio involves a high degree of risk.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Fixed-Income and Debt Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Portfolio’s investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher

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rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Portfolio.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, the capital markets in the US and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Derivatives Risk. Derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Forward currency contracts, swap agreements and over-the-counter options on securities (including options on ETFs) and currencies are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency, security, interest rate or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Successful use of derivatives is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market. Use of derivatives transactions may cause the Portfolio to experience significant losses.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities at the time and price it would like. The size of certain debt securities offerings of emerging markets issuers may be relatively smaller in size than debt offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

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Non-Diversification Risk. Because the Portfolio may invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio’s net asset value (“NAV”) may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders.

Performance Bar Chart and Table

Because the Portfolio has not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Denise S. Simon, portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team, has been with the Portfolio since inception.

Arif T. Joshi, portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team, has been with the Portfolio since inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 15.

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 Lazard Funds Summary Section

▲

Lazard US Short Duration Fixed Income Portfolio

Investment Objective

The Portfolio seeks total return and preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.25%	.25%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	1.16%	37.61%

Total Annual Portfolio Operating Expenses	1.41%	38.11%

Fee Waiver and Expense Reimbursement*	1.01%	37.41%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement*	.40%	.70%

*

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through June 28, 2014, to the extent Total Annual Portfolio Operating Expenses exceed .40% and .70% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors (the “Board”), and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$41	$ 347	$ 675	$1,603

Open Shares	$72	$5,607	$8,084	$9,821

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 77% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation- indexed-securities. These securities may have any type of interest rate payment terms, including fixed rate, adjustable rate or zero coupon features. Under normal circumstances, the Portfolio’s investment portfolio can be expected to have an average effective duration of three years or less. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio invests primarily in securities that are rated investment grade by one or more nationally recognized statistical rating organizations (or, if unrated, determined by the Investment Manager to be of comparable quality).

Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research and analysis of features such as prepayment or call options, maturity, duration and coupon.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Fixed-Income Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk is usually greater for fixed-income securities with longer maturities or effective durations.

Other risk factors could have an effect on the Portfolio’s performance, including:

•	if an issuer fails to make timely interest or principal payments (known as credit risk)

•

if there is a decline, or a perceived decline, in the credit quality of a fixed income security (or any guarantor of payment on such security) the security’s value could fall, potentially lowering the Portfolio’s share price

•	during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

Adjustable rate securities provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although

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payments relating to certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

Structured Products Risk. Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured products can have risks of both fixed-income securities and derivatives transactions. Derivatives transactions may reduce returns or increase volatility, perhaps substantially, and they are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference assets, markets or rates. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

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Performance Bar Chart and Table
Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Short Duration Fixed Income Portfolio by showing the Portfolio’s performance for the first complete calendar year of operation compared to those of a broad measure of market performance. The bar chart shows the performance of the Portfolio’s Institutional Shares. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/12 1.22% Worst Quarter: 12/31/12 -0.02%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns for the Open Shares vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. As of June 28, 2013, the Portfolio compares its performance to the Bank of America Merrill Lynch 1-3 Year Treasury® Index to reflect its change from a municipal fund to its current investment strategy as of such date.

	Inception Date	1 Year	Life of Portfolio

Institutional Shares:	2/28/11

Returns Before Taxes		2.54%	3.81%

Returns After Taxes on Distributions		1.93%	3.10%

Returns After Taxes on Distributions and Sale of Portfolio Shares		1.66%	2.86%

Open Shares (Returns Before Taxes)	2/28/11	2.24%	3.49%

Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)		0.43%	1.07%

Bank of America Merrill Lynch 1-10 Year Municipal Bond® Index (reflects no deduction for fees, expenses or taxes)		2.98%	4.92%

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Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Eulogio (Joe) Ramos, portfolio manager/analyst on the Investment Manager’s US Fixed Income teams, has been with the Portfolio since inception.

John R. Senesac, Jr., portfolio manager/analyst on the Investment Manager’s US Fixed Income teams, has been with the Portfolio since inception.

George Grimbilas, portfolio manager/analyst on the Investment Manager’s US Fixed Income teams, has been with the Portfolio since inception.

David R. Cleary, portfolio manager/analyst on various of the Investment Manager’s portfolio management teams and responsible for the oversight of the US Fixed Income teams, has been with the Portfolio since inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 15.

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 Lazard Funds Summary Section

▲

Lazard US Corporate Income Portfolio

Investment Objective

The Portfolio seeks maximum total return from a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares

Shareholder Transaction Fees (fees paid directly from your investment)
Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.55%	.55%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	.16%	.44%

Total Annual Portfolio Operating Expenses	.71%	1.24%

Fee Waiver and Expense Reimbursement*	.16%	.39%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement*	.55%	.85%

*

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through June 28, 2014, to the extent Total Annual Portfolio Operating Expenses exceed .55% and .85% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$56	$211	$379	$ 867

Open Shares	$87	$355	$643	$1,466

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 26% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities issued by corporations or other non-governmental issuers similar to corporations, which securities are tied economically to the US. The Portfolio typically will invest a substantial portion of its assets, and may invest up to 100% of its assets, in securities rated, at the time of purchase, below investment grade by S&P or Moody’s and as low as C or Ca by S&P or Moody’s, respectively, or the unrated equivalent as determined by the Investment Manager (“junk bonds”); however, the Portfolio focuses such investments in below investment grade securities that may be considered “better quality” (i.e., rated B1 or higher by Moody’s, B+ or higher by S&P or the unrated equivalent as determined by the Investment Manager). The Portfolio may invest in dollar-denominated securities of non-US companies, including, to a limited extent, in emerging market companies.

Although the Portfolio may invest in fixed-income securities without regard to their maturity, the Portfolio’s average weighted maturity is expected to range between two and ten years.

Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration, coupon, currency and country risks. The Portfolio is constructed using a bottom-up discipline in which the Investment Manager follows a systematic process to seek out undervalued opportunities within each sector.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Fixed-Income Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. Interest rate risk, the risk that securities will decline in value because of changes in market interest rates, is usually greater for fixed-income securities with longer maturities or effective durations. The Portfolio’s investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Junk bonds tend to be more volatile, less liquid and are considered speculative.

Other risk factors could have an effect on the Portfolio’s performance, including:

•	if an issuer fails to make timely interest or principal payments

•

if there is a decline, or a perceived decline, in the credit quality of a fixed-income security (or any guarantor of payment on such security) the security’s value could fall, potentially lowering the Portfolio’s share price

•	during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

Non-US Company Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US companies in which the Portfolio invests. Investments in securities of non-US companies carry special country-related risks, such as political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

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Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Corporate Income Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 13.08% Worst Quarter: 12/31/08 -15.96%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns for the Open Shares vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. As of June 28, 2013, the Portfolio compares its performance to the Bank of America Merrill Lynch BB-B US Cash Pay Non- Distressed High Yield® Index instead of the Bank of America Merrill Lynch High Yield Master II® Index, to reflect the Portfolio’s focus on higher-yielding securities that may be considered “better quality.”

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	1/2/98

Returns Before Taxes		12.02%	7.18%	8.67%	4.26%

Returns After Taxes on Distributions		9.45%	4.42%	5.79%	0.91%

Returns After Taxes on Distributions and Sale of Portfolio Shares		7.74%	4.44%	5.73%	1.41%

Open Shares (Returns Before Taxes)	2/24/98	11.89%	6.91%	8.39%	3.69%

Bank of America Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield Index (reflects no deduction for fees, expenses or taxes)		14.27%	7.78%	8.47%	6.84% (Institutional) 6.77% (Open)

Bank of America Merrill Lynch High Yield Master II Index (reflects no deduction for fees, expenses or taxes)		15.58%	10.01%	10.39%	7.00% (Institutional) 6.91% (Open)

Prospectus13

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Thomas M. Dzwil, portfolio manager/analyst on the Investment Manager’s US High Yield team, has been with the Portfolio since May 2003.

David R. Cleary, portfolio manager/analyst on various of the Investment Manager’s portfolio management teams and responsible for the oversight of the US Fixed Income teams, has been with the Portfolio since January 2013.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 15.

14Prospectus

 Lazard Funds Additional Information about the Portfolios

▲

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares	$100,000

Open Shares	$2,500

IRA Rollover/Transfer (Open Shares only)	$2,500

The subsequent investment minimum is $50.

Portfolio shares are redeemable through the Transfer Agent on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus15

 Lazard Funds Additional Information About Principal Investment Strategies and Principal Investment Risks

▲

Overview

The Fund consists of twenty-three separate Portfolios, three of which are described in this Prospectus. Each Portfolio has its own investment objective, strategies, and risk/return and expense profile. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

Each Portfolio other than Lazard Explorer Total Return Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide its shareholders with at least 60 days’ prior notice of any change with respect to this policy.

Information on the recent strategies and holdings of each Portfolio that has commenced operations can be found in the current annual/semi-annual report (see back cover).

Additional Information About Principal Investment Strategies

The following information supplements, and should be read together with, the information about each Portfolio’s principal investment strategies contained in the “Summary Section.”

Lazard Explorer Total Return Portfolio

In managing the Portfolio, the Investment Manager utilizes a combination of bottom-up fundamental security analysis with a top-down global macroeconomic analysis that seeks to take advantage of long-term cyclical and structural trends in emerging markets by analyzing cyclical trends and global supply/demand appetites, among other factors. The Investment Manager engages in issuer, sovereign, asset allocation, risk measurement and scenario analysis during the portfolio construction process and utilizes a variety of research and risk management tools in connection with the overall portfolio construction and analysis.

The Portfolio generally will not purchase equity securities; however, the Portfolio may from time to time acquire and hold equity securities as a result of exercising a convertible debt security or holding a convertible debt security to maturity or in connection with the reorganization or bankruptcy of an issuer of a debt security held by the Portfolio.

Lazard US Short Duration Fixed Income Portfolio

The Investment Manager relies on fundamental security selection and disciplined portfolio construction in managing the Portfolio. In constructing the Portfolio’s holdings, the Investment Manager incorporates a dual methodology that is both bottom-up and top-down. From a bottom up perspective, security analysis takes into consideration quality, event risk, reinvestment, options, structure, liquidity and diversification, among other factors. Proprietary credit analysis is an integral part of the security selection process. From a top-down perspective, the Investment Manager pays close attention to shifts in public policy, business cycles, consumer habits, and key economic variables, such as inflation, interest rates, and unemployment, as well as other factors.

Lazard US Corporate Income Portfolio

The Investment Manager typically sells a security for any of the following reasons:

•	the yield spread declines to a level at which the Investment Manager believes the security no longer reflects relative value

•	the original underlying investment conditions are no longer valid, including a change in the fundamental rationale for the purchase

•	in the opinion of the Investment Manager, the security’s respective asset category or sector has become overvalued relative to investment risks

The Portfolio considers a security to be tied economically to the US if: (i) the issuer is organized under the laws of the US or maintains its principal place of business in the US; (ii) the security is traded principally in the US; or (iii) during the most recent fiscal year of the issuer, the issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

All Portfolios

A Portfolio may engage, to a limited extent, in various other investment techniques, such as lending portfolio securities.

Under adverse market conditions, a Portfolio could pursue a defensive strategy by investing some or all of its assets in money market securities to seek to avoid or mitigate losses.

16Prospectus

Additional Information About Principal Investment Risks

The following information supplements, and should be read together with, the information about each Portfolio’s principal investment risks contained in the “Summary Section.”

Lazard US Short Duration Fixed Income Portfolio

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Investments in securities of non-US companies carry special country-related risks, such as political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Non-Diversification Risk. While the Portfolio is classified as “diversified” under the 1940 Act, the Portfolio may invest in a smaller number of issuers than other, more diversified investment portfolios. As such, the Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

All Portfolios

Securities Lending Risk. When a Portfolio lends securities to brokers, dealers and other financial institutions, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for a Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Temporary Defensive Strategy Risk. In pursuing a temporary defensive strategy, a Portfolio may forgo more profitable investment strategies and, as a result, may not achieve its stated investment objective.

You should be aware that the Portfolios:

•	are not bank deposits

•	are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

•	are not guaranteed to achieve their stated goals

Prospectus17

 Lazard Funds Fund Management

▲

Investment Manager

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of each Portfolio. The Investment Manager provides day-to-day management of each Portfolio’s investments and assists in the overall management of the Fund’s affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $167 billion as of December 31, 2012. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 2012, the Investment Manager waived all or a portion of its management fees with respect to certain Portfolios, which resulted in such Portfolios paying the Investment Manager an investment management fee at the effective annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets.

Name of Portfolio	Investment Management Fee Payable	Effective Annual Rate of Investment Management Fee Paid

Explorer Total Return Portfolio	1.00%	N/A*

US Short Duration Fixed Income Portfolio	.25%	.00%

US Corporate Income Portfolio	.55%	.39%

*	The Portfolio had not commenced investment operations as of December 31, 2012.

A discussion regarding the basis for the approval of the investment management agreement between the Fund, on behalf of the Portfolios, and the Investment Manager will be available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2013.

The Investment Manager has a contractual agreement to waive its fee and, if necessary, reimburse each Portfolio through June 28, 2014 (except as otherwise noted), to the extent Total Annual Portfolio Operating Expenses exceed the amounts shown below (expressed as a percentage of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares), exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios.

Name of Portfolio	Institutional Shares	Open Shares

Explorer Total Return Portfolio	1.30%	1.60%

US Short Duration Fixed Income Portfolio	.40%	.70%

US Corporate Income Portfolio	.55%	.85%

Portfolio Management

The Investment Manager manages the Portfolios on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from the views of his or her peers. Each portfolio management team is comprised of multiple team members. Although their roles and the contributions they make may differ, each member of the team participates in the management of the respective Portfolio. Members of each portfolio management team discuss the portfolio, including making investment recommendations, overall portfolio composition, and the like. Research analysts perform fundamental research on issuers (based on, for example, sectors or geographic regions) in which the Portfolio may invest.

The names of the persons who are primarily responsible for the day-to-day management of the assets of the Portfolios are as follows:

Explorer Total Return Portfolio—Denise S. Simon and Arif T. Joshi

US Short Duration Fixed Income Portfolio—Eulogio (Joe) Ramos, John R. Senesac, Jr., George Grimbilas and David R. Cleary*

US Corporate Income Portfolio—Thomas M. Dzwil (since May 2003) and David R. Cleary* (since January 2013)

*	Mr. Cleary is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

18Prospectus

Unless otherwise indicated, each portfolio manager has served in that capacity since the relevant Portfolio’s inception.

Biographical Information of Principal Portfolio Managers

David R. Cleary, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Capital Allocator Series team and provides oversight to the US Fixed Income platform. Prior to joining the Investment Manager in 1994, Mr. Cleary was with Union Bank of Switzerland and IBJ Schroeder. Mr. Cleary is a Chartered Financial Analyst (“CFA”) Charterholder.

Thomas M. Dzwil, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US High Yield team. Prior to joining the Investment Manager in 2002, Mr. Dzwil worked at Offitbank.

George Grimbilas, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Fixed Income teams. Prior to joining the Investment Manager in 2006, Mr. Grimbilas was a portfolio manager at Ambac Financial Group, Inc., a Managing Director at R.W. Pressprich & Co., a portfolio manager at Liberty Capital Management and an analyst at The Trepp Group. Mr. Grimbilas is a CFA Charterholder.

Arif T. Joshi, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team. Prior to joining the Investment Manager in 2010, Mr. Joshi was a Senior Vice President and portfolio manager at HSBC Asset Management and an associate at Strategic Management Group. Mr. Joshi is a CFA Charterholder.

Eulogio (Joe) Ramos, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Fixed Income teams. Prior to joining the Investment Manager in 2006, Mr. Ramos was the Chief Investment Officer of Ambac Financial Group, Inc. He also was associated with E.H. Capital Group, LLC, Lehman Management Co. and the Lehman Brothers Kuhn Loeb Fixed Income Research Department.

John R. Senesac, Jr., a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Fixed Income teams. Prior to joining the Investment Manager in 2000, Mr. Senesac was associated with Alliance Capital/Regent Investor Services and Trenwick America Reinsurance Corporation. Mr. Senesac is a CFA Charterholder.

Denise S. Simon, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team. Prior to joining the Investment Manager in 2010, Ms. Simon was a Managing Director and portfolio manager at HSBC Asset Management. She also was associated with The Atlantic Advisors, Dresdner Kleinwort Wasserstein, Bayerische Vereinsbank, Lehman Brothers, Kleinwort Benson and UBS.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios is contained in the Fund’s Statement of Additional Information (“SAI”).

Administrator

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as each Portfolio’s administrator.

Distributor

Lazard Asset Management Securities LLC (the “Distributor”) acts as distributor for the Fund’s shares.

Custodian

State Street acts as custodian of the Portfolios’ investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of non-US securities.

Prospectus19

 Lazard Funds Shareholder Information

▲

General

Portfolio shares are sold and redeemed, without a sales charge, on a continuous basis at the NAV next determined after an order in proper form is received by the Transfer Agent or another authorized entity.

The Fund determines the NAV of each Portfolio’s share Classes as of the close of regular session trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. The Fund values securities for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Calculation of NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The effect of using fair value pricing is that the NAV will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the prices used by other investment companies to calculate their portfolios’ NAVs. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

Minimum Investment

All purchases made by check should be in US Dollars and made payable to “The Lazard Funds, Inc.” Third party checks will not be accepted. The Fund will not accept cash or cash equivalents (such as currency, money orders or travelers checks) for the purchase of Fund shares. Please note the following minimums in effect for initial investments:

Institutional Shares	$100,000

Open Shares	$ 2,500

IRA Rollover/Transfer (Open Shares only)	$ 2,500

The subsequent investment minimum is $50.

The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Fund or the Distributor; for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and asset-based or wrap programs; and for employees of the Investment Manager and their families. Please consult your financial intermediary for information about minimum investment requirements. The Fund reserves the right to change or waive the minimum initial, and subsequent, investment requirements at any time.

How to Buy Shares

Through the Transfer Agent:

Shareholders who do not execute trades through a broker-dealer or other financial intermediary should submit their purchase requests to the Transfer Agent by telephone or mail, as follows:

Initial Purchase

By Mail

1.	Complete a Purchase Application. Indicate the services to be used.

2.	Send the Purchase Application and a check for $2,500 or more for Open Shares, or $100,000 or more for Institutional Shares, payable to “The Lazard Funds, Inc.” to:

regular mail
The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
30 Dan Road
Canton, Massachusetts 02021-2809

By Wire

Your bank may charge you a fee for this service.

20Prospectus

1.	Call (800) 986-3455 toll-free from any state and provide the following:

•	the Portfolio(s) and Class of shares to be invested in

•	name(s) in which shares are to be registered

•	address

•	social security or tax identification number

•	dividend payment election

•	amount to be wired

•	name of the wiring bank, and

•	name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

2.

Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street:

ABA #: 011000028
State Street Bank and Trust Company
Boston, Massachusetts
Custody and Shareholder Services Division
DDA 9905-2375
Attention: (Name of Portfolio and Class of Shares)
The Lazard Funds, Inc.
Shareholder’s Name and Account Number

3.	Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

Additional Purchases

By Mail

1.	Make a check payable to “The Lazard Funds, Inc.” Write the shareholder’s account number on the check.

2.	Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

By Wire

Instruct the wiring bank to transmit the specified amount in federal funds to State Street, as instructed in Item 2 under “Initial Purchase–By Wire” above.

By ACH

Shareholders may purchase additional shares of a Portfolio by automated clearing house (“ACH”). To set up the ACH purchases option, call (800) 986-3455. ACH is similar to making Automatic Investments (described below under “Shareholder Information—Investor Services—Automatic Investments”), except that shareholders may choose the date on which to make the purchase. The Fund will need a voided check or deposit slip before shareholders may purchase by ACH.

By Exchange

Shareholders may purchase additional shares of a Portfolio by exchange from another Portfolio, as described below under “Shareholder Information—Investor Services—Exchange Privilege.”

Through a Lazard Brokerage Account

Shareholders who have a brokerage account with Lazard Capital Markets LLC should contact their account representative for specific instructions on how to purchase Portfolio shares.

Purchases through the Automatic Investment Plan (Open Shares only)
(Minimum $50)

Investors may participate in the Automatic Investment Plan by making subsequent investments in a Portfolio through automatic deductions from a designated bank account at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. To enroll in the Automatic Investment Plan, call (800) 986-3455.

Individual Retirement Accounts (Open Shares Only)

The Fund may be used as an investment for IRAs. Completion of a Lazard Funds IRA application is required. For a Direct IRA Account (an account other than an IRA rollover) a $5 establishment fee and a $15 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call (800) 986-3455.

Market Timing/Excessive Trading

Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased

Prospectus21

transaction and administrative costs that must be borne by the Portfolios and their shareholders, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Fund’s Board has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Fund will not knowingly accommodate excessive trading, market timing or other abusive trading practices.

The Fund routinely reviews Portfolio share transactions and seeks to identify and deter abusive trading practices. The Fund monitors for transactions that may be harmful to a Portfolio, either on an individual basis or as part of a pattern of abusive trading practices. Each Portfolio reserves the right to refuse, with or without notice, any purchase or exchange request that could adversely affect the Portfolio, its operations or its shareholders, including those requests from any individual or group who, in the Fund’s view, is likely to engage in excessive trading, market timing or other abusive trading practices, and where a particular account appears to be engaged in abusive trading practices, the Fund will seek to restrict future purchases of Portfolio shares by that account or may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor’s account. The Fund may deem a shareholder to be engaged in abusive trading practices without advance notice and based on information unrelated to the specific trades in the shareholder’s account. For instance, the Fund may determine that the shareholder’s account is linked to another account that was previously restricted or a third party intermediary may provide information to the Fund with respect to a particular account that is of concern to the Fund. Accounts under common ownership, control or perceived affiliation may be considered together for purposes of determining a pattern of excessive trading practices. An investor who makes more than six exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market timing strategy, may be deemed to be engaged in excessive trading. In certain cases, the Fund may deem a single “roundtrip” trade or exchange (redeeming or exchanging a Portfolio’s shares followed by purchasing or exchanging into shares of that Portfolio) as a violation of the Fund’s policy against abusive trading practices. The Fund’s actions may not be subject to appeal.

Each Portfolio other than Lazard US Short Duration Fixed Income Portfolio deducts a 1.00% redemption fee on sales of shares owned for 30 days or less (not charged on shares acquired through reinvestment of dividends or distributions), except that no redemption fee will be charged with respect to shares purchased through certain omnibus account and other service arrangements established by certain brokers and other financial intermediaries and approved by the Distributor and under certain other circumstances. See “Shareholder Information—How to Sell Shares—Redemption Fee” below.

Redemption fees are only one way for the Fund to deter abusive trading practices. The codes of ethics of the Fund, the Investment Manager and the Distributor in respect of personal trading contain limitations on trading in Portfolio shares.

As described below, the Fund may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the investor redeeming shares is engaged in excessive trading or if the redemption request otherwise would be disruptive to efficient portfolio management or would otherwise adversely affect the Portfolio.

Except as otherwise noted, all of the policies described in this section apply uniformly to all Portfolio accounts. However, while the Fund and the Investment Manager will take reasonable steps to prevent trading practices deemed to be harmful to a Portfolio by monitoring Portfolio share trading activity, they may not be able to prevent or identify such trading. If the Fund is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity. The Fund’s policy on abusive trading practices does not apply to automatic investment or automatic exchange privileges.

Securities trading in non-US markets are particularly susceptible to time zone arbitrage. As a result, Portfolios investing in securities trading in non-US markets may be at greater risk for market timing than funds that invest in securities trading in US markets.

22Prospectus

Distribution and Servicing Arrangements

Each Portfolio offers Institutional Shares and Open Shares. Institutional Shares and Open Shares have different investment minimums and different expense ratios. The Fund has adopted a plan under rule 12b-1 (the “12b-1 plan”) that allows each Portfolio to pay the Distributor a fee, at the annual rate of 0.25% of the value of the average daily net assets of each Portfolio’s Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of each Portfolio’s assets on an on-going basis, over time these recurring fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Institutional Shares do not pay a rule 12b-1 fee. Third parties may receive payments pursuant to the 12b-1 plan.

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide marketing, shareholder servicing, account administration or other services. Such payments are in addition to any fees paid by the Fund under rule 12b-1.

The receipt of such payments pursuant to the 12b-1 plan or from the Investment Manager or Distributor could create an incentive for the third parties to offer a Portfolio instead of other mutual funds where such payments are not received. Further information is contained in the SAI, and you should consult your financial intermediary for further details.

How to Sell Shares

General

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold have been purchased by check or through the Automatic Investment Plan, the sale proceeds, net of any applicable redemption fee, will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Redemption requests also may be satisfied, in whole or in part, through a redemption-in-kind (a payment in portfolio securities instead of cash).

Redemption Fee

Each Portfolio other than Lazard US Short Duration Fixed Income Portfolio will impose a redemption fee equal to 1.00% of the NAV of Portfolio shares acquired by purchase or exchange and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares’ NAV at redemption and deducted from the redemption proceeds. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the 30-day holding period, the Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the “first in, first out” method, which assumes that the shares redeemed or exchanged are the ones held the longest.

The Fund, in its discretion, may waive or reverse the redemption fee for Portfolio shares redeemed or exchanged: (1) through systematic, nondiscretionary rebalancing or asset allocation programs that have been approved by the Distributor; (2) in connection with the Fund’s Systematic Withdrawal Plan, described below; (3) by a fund-of-funds; (4) involuntarily, such as a redemption resulting from failure to maintain a minimum investment or due to a Portfolio merger or liquidation; (5) in connection with a conversion from one share class to another share class of the same Portfolio; (6) in the event of shareholder death or post-purchase disability; (7) to return an excess contribution in an IRA or qualified plan account; (8) in connection with required minimum distributions from an IRA or qualified plan account; (9) in programs with financial intermediaries that include on their platforms qualified default investment alternatives for participant-directed individual account plans (with respect to which Department of Labor regulations restrict the imposition of redemption fees and similar fees) and where adequate systems designed to deter abusive trading practices are in place; (10) by certain accounts under situations deemed appropriate by the Fund, including where the capability to charge a fee does not exist or is not practical and where adequate systems designed to deter abusive trading practices are in place; or (11) in the event of transactions documented as inadvertent or prompted by bona fide emergencies or other exigent circumstances. In certain situations, a financial intermediary, wrap sponsor or other omnibus account holder may apply the Portfolios’ redemption fees to the accounts of their underlying shareholders. If this is the case, the Portfolios will rely in part on the account holder to monitor and assess the redemption fee on the

Prospectus23

underlying shareholder accounts in accordance with this Prospectus. The redemption fee may be waived, modified or terminated at any time, or from time to time, without advance notice.

Selling Shares

Through the Transfer Agent:

Shareholders who do not execute trades through a broker-dealer or other financial intermediary should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

By Telephone:

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption. To place a redemption request, or to have the telephone redemption privilege added to your account, please call the Transfer Agent’s toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

By Mail:

1.

Write a letter of instruction to the Fund. Indicate the dollar amount or number of shares to be sold, the Portfolio and Class, the shareholder’s account number, and social security or taxpayer identification number.

2.	Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.

3.

If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file must be signature guaranteed.

4.	Send the letter to the Transfer Agent at the following address:

regular mail
The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
30 Dan Road
Canton, Massachusetts 02021-2809

Through a Lazard Brokerage Account:

Shareholders who have a brokerage account with Lazard Capital Markets LLC should contact their account representative for specific instructions on how to sell Portfolio shares.

Investor Services

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

Automatic Investment Plan allows you to purchase Open Shares through automatic deductions from a designated bank account.

Systematic Withdrawal Plan allows you to receive payments at regularly scheduled intervals if your account holds at least $10,000 in Portfolio shares at the time plan participation begins. The maximum regular withdrawal amount for monthly withdrawals is 1% of the value of your Portfolio shares at the time plan participation begins.

Exchange Privilege allows you to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account. Shares will be exchanged at the next determined NAV, subject to any applicable redemption fee. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

24Prospectus

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent’s toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue the exchange privilege at any time. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. See “Shareholder Information—How to Buy Shares—Market Timing/ Excessive Trading” for more information about restrictions on exchanges.

General Policies

In addition to the policies described above, the Fund reserves the right to:

•	redeem an account, with notice, if the value of the account falls below $1,000 due to redemptions

•	convert Institutional Shares held by a shareholder whose account is less than $100,000 to Open Shares, upon written notice to the shareholder

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC

•	change or waive the required minimum investment amounts

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to a Portfolio and its shareholders

Also in addition to the policies described above, the Fund may refuse or restrict purchase or exchange requests for Portfolio shares by any person or group if, in the judgment of the Fund’s management:

•	a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected

•	a Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio’s total assets)

The Fund also reserves the right to close a Portfolio to investors at any time.

Account Policies, Dividends and Taxes

Account Statements

You will receive quarterly statements detailing your account activity. All investors will also receive an annual statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations of each trade executed in your account.

To reduce expenses, only one copy of the most recent annual and semi-annual reports of the Fund may be mailed to your household, even if you have more than one account with the Fund. Call (800) 542-1061 if you need additional copies of annual or semi-annual reports. Call the Transfer Agent at the telephone number listed on the back cover if you need account information.

Dividends and Distributions

Income dividends are normally declared each business day and paid monthly for each Portfolio. Net capital gains, if any, are normally distributed annually, but may be distributed more frequently. Annual year end distribution estimates are expected to be available on or about November 14, 2013 at www.LazardNet.com or by calling (800) 823-6300. Estimates for any “spillback” distributions (income and/or net capital gains from the 2012 fiscal year that were not distributed by December 31, 2012) are expected to be available on or about August 15, 2013 at www.LazardNet.com or by calling (800) 823-6300.

Prospectus25

Dividends and distributions of a Portfolio will be reinvested in additional shares of the same Class of the Portfolio at the NAV on the ex-dividend date, and credited to the shareholder’s account on the payment date or, at the shareholder’s election, paid in cash. Each share Class of the Portfolio will generate a different dividend because each has different expenses. Dividend checks and account statements will be mailed approximately two business days after the payment date.

Tax Information

Please be aware that the following tax information is general and refers to the provisions of the Code, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of a Portfolio’s shares for shares of another Portfolio will be treated as a sale of the Portfolio’s shares, and any gain on the transaction may be subject to income taxes.

Keep in mind that distributions may be taxable to you at different rates which depend on the length of time a Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in a Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, you will have a taxable capital gain or loss, unless such shares were held in an IRA or other tax-deferred account.

Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number

•	fail to certify that their social security number or taxpayer identification number is correct

•	fail to certify, or otherwise establish in accordance with applicable law, that they are exempt from withholding

26Prospectus

 Lazard Funds Financial Highlights

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Financial Highlights

The financial highlights tables presented for Lazard US Short Duration Fixed Income Portfolio and Lazard US Corporate Income Portfolio are intended to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of each Portfolio’s operations. No financial highlights are presented for Lazard Explorer Total Return Portfolio because it had not commenced investment operations prior to the date of this Prospectus. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), if any.

Prospectus27

LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/12	For the Period 2/28/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$10.23	$10.00

Income from investment operations:
Net investment income (a)	0.14	0.17
Net realized and unrealized gain	0.12	0.27

Total from investment operations	0.26	0.44

Less distributions from:
Net investment income	(0.14)	(0.17)
Net realized gains	(0.04)	(0.04)

Total distributions	(0.18)	(0.21)

Redemption fees	— (c)	—(	c)

Net asset value, end of period	$10.31	$10.23

Total Return (b)	2.54%	4.46%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,726	$11,594
Ratios to average net assets:
Net expenses (d)	0.40%	0.40%
Gross expenses (d)	1.41%	3.09%
Net investment income (d)	1.34%	1.97%
Portfolio turnover rate	77%	60%

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/12	For the Period 2/28/11* to 12/31/11

Open Shares
Net asset value, beginning of period	$10.23	$10.00

Income from investment operations:
Net investment income (a)	0.14	0.14
Net realized and unrealized gain	0.09	0.28

Total from investment operations	0.23	0.42

Less distributions from:
Net investment income	(0.11)	(0.15)
Net realized gains	(0.04)	(0.04)

Total distributions	(0.15)	(0.19)

Net asset value, end of period	$10.31	$10.23

Total Return (b)	2.24%	4.20%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$ 4	$103
Ratios to average net assets:
Net expenses (d)	0.70%	0.70%
Gross expenses (d)	38.11%	18.49%
Net investment income (d)	1.32%	1.69%
Portfolio turnover rate	77%	60%

*	Portfolio commenced operations on February 28, 2011.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or the Transfer Agent; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

28Prospectus

LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of year	$4.78	$4.88	$4.70	$3.78	$5.15

Income (loss) from investment operations:
Net investment income (a)	0.33	0.35	0.35	0.34	0.38
Net realized and unrealized gain (loss)	0.23	(0.10)	0.18	0.92	(1.37)

Total from investment operations	0.56	0.25	0.53	1.26	(0.99)

Less distributions from:
Net investment income	(0.33)	(0.35)	(0.35)	(0.34)	(0.38)

Total distributions	(0.33)	(0.35)	(0.35)	(0.34)	(0.38)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$5.01	$4.78	$4.88	$4.70	$3.78

Total Return (b)	12.02%	5.17%	11.78%	34.66%	-20.24%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$182,749	$151,278	$112,427	$87,568	$34,262
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.71%	0.73%	0.80%	0.89%	1.00%
Net investment income	6.67%	7.13%	7.38%	7.96%	8.10%
Portfolio turnover rate	26%	27%	25%	17%	33%

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of year	$4.80	$4.90	$4.73	$3.79	$5.17

Income (loss) from investment operations:
Net investment income (a)	0.32	0.33	0.34	0.33	0.37
Net realized and unrealized gain (loss)	0.24	(0.10)	0.17	0.94	(1.38)

Total from investment operations	0.56	0.23	0.51	1.27	(1.01)

Less distributions from:
Net investment income	(0.32)	(0.33)	(0.34)	(0.33)	(0.37)

Total distributions	(0.32)	(0.33)	(0.34)	(0.33)	(0.37)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$5.04	$4.80	$4.90	$4.73	$3.79

Total Return (b)	11.89%	4.89%	11.19%	34.40%	-20.35%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$4,249	$11,602	$26,266	$6,126	$5,220
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.24%	1.08%	1.13%	1.21%	1.74%
Net investment income	6.37%	6.72%	7.05%	7.74%	7.89%
Portfolio turnover rate	26%	27%	25%	17%	33%

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

Prospectus29

 Lazard Funds Other Performance of the Investment Manager

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Lazard Emerging Markets Debt Total Return Composite (Prior Performance of Similar Accounts)

This is not the Portfolio’s Performance

Lazard Explorer Total Return Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain discretionary accounts (the “Other Accounts”). The chart below shows the historical investment performance for a composite (the “Emerging Markets Debt Total Return Composite”) of the Other Accounts (consisting of all similarly managed, fully discretionary and fee paying accounts) and for the Portfolio’s benchmark index. The Emerging Markets Debt Total Return Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,	2011	2012

Emerging Markets Debt Total Return Composite	0.67%	11.09%

JPMorgan Emerging Market Bond Index Global Diversified® Index*	7.35%	17.44%

JPMorgan Government Bond Index—Emerging Markets Global Diversified® Index*	-1.75%	16.76%

50% JPMorgan Emerging Market Bond Index Global Diversified Index/ 50% JPMorgan Government Bond Index—Emerging Markets Global Diversified Index*	2.79%	17.21%

Average Annual Total Returns (for the periods ended June 30, 2013)	Inception Date	One Year	Since Inception

Emerging Markets Debt Total Return Composite	12/1/10	1.51%	3.57%

JPMorgan Emerging Market Bond Index Global Diversified Index*	N/A	1.11%	5.82%

JPMorgan Government Bond Index—Emerging Markets Global Diversified Index*	N/A	1.32%	3.70%

50% JPMorgan Emerging Market Bond Index Global Diversified Index/ 50% JPMorgan Government Bond Index—Emerging Markets Global Diversified Index*	N/A	1.24%	4.85%

*	The JPMorgan Emerging Market Bond Index Global Diversified Index is a uniquely-weighted version of the Emerging Market Bond Index Global Index, which tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. The JPMorgan Government Bond Index—Emerging Markets Global Diversified Index is a comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The 50% JPMorgan Emerging Market Bond Index Global Diversified Index/50% JPMorgan Government Bond Index—Emerging Markets Global Diversified Index is an index created by the Investment Manager, and is a 50/50 blend of the JPMorgan Emerging Market Bond Index Global Diversified Index and the JPMorgan Government Bond Index—Emerging Markets Global Diversified Index. These indices are unmanaged, have no fees or costs and are not available for investment.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance of the Emerging Markets Debt Total Return Composite. The performance results of the Emerging Markets Debt Total Return Composite reflect actual fees charged to the Other Accounts, except custodian fees of separately managed accounts. However, the Portfolio bears fees and operational expenses not typically borne by managed accounts (including distribution and servicing fees of Open Shares). The Emerging Markets Debt Total Return Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that the Portfolio and the Other Accounts have substantially similar investment objectives, policies and strategies.

The returns of the Emerging Markets Debt Total Return Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

30Prospectus

For more information about the Portfolios, the following documents are available, free of charge, upon request:

Annual and Semi-Annual Reports (Reports):

The Fund’s annual and semi-annual reports to shareholders contain additional information on each Portfolio’s investments. In the annual report, you will find a broad discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Disclosure of Portfolio Holdings:

Each Portfolio will publicly disclose its portfolio holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio holdings is available in the Fund’s SAI.

Wherever there’s opportunity, there’s Lazard.SM

You can get a free copy of the Reports and the SAI at http://www.LazardNet.com, or request the Reports and the SAI and other information and discuss your questions about the Portfolio, by contacting the Fund at:

The Lazard Funds, Inc. 30 Rockefeller Plaza New York, New York 10112-6300 Telephone: (800) 823-6300 http://www.LazardNet.com

You also can review the Reports and the SAI at the Public Reference Room of the SEC in Washington, D.C. For information, call (202) 551-8090. You can get text-only copies:

•	After paying a duplicating fee, by writing the Public Reference Branch of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549-1520, or by e-mail request to publicinfo@sec.gov.

•	Free from the SEC’s website at http://www.sec.gov.

Investment Company Act file no. 811-06312

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: (800) 986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, NY 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112-6300 • 800-823-6300 • www.LazardNet.com

© 2013 The Lazard Funds, Inc. and Lazard Asset Management Securities LLC